Exhibit 10.5

Execution Version
FIRST AMENDMENT TO
SERIES 2022-1 SUPPLEMENT
This FIRST AMENDMENT TO SERIES 2022-1 SUPPLEMENT (this “Amendment”), dated as of March 25, 2026 amends the Series 2022-1 Supplement (the “Series 2022-1 Supplement”), dated as of April 14, 2022, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2022-1 Noteholders (in such capacity, the “Series 2022-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2022-1 Supplement, as applicable.

W I T N E S S E T H:
WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended (i) with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable and (ii) upon satisfying the Rating Agency Consent Condition;
WHEREAS, Section 5.7 of the Series 2022-1 Supplement, the Series 2022-1 Supplement may be amended in accordance with the terms of the Base Indenture;
WHEREAS, the parties desire to amend the Series 2022-1 Supplement to (i) revise the definition of “Class D Note Rate”, (ii) remove Section 5.23(c), Exhibit S-1 and Exhibit S-2 and the requirements associated thereby, (iii) decrease the minimum denomination with respect to the Class D Notes and (iv) to make conforming revisions in connection therewith;
WHEREAS, ABRCF has determined that the Class D Noteholders are the affected Noteholders with respect to the revisions contemplated hereby;
WHEREAS, the Rating Agency Consent Condition will be satisfied on the Class D Notes Sale Date; and

WHEREAS, ABRCF has requested the Trustee, the Series 2022-1 Agent and the affected Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2022-1 Agent and the Class D Noteholders have agreed to, make the amendments described above as set forth herein.

NOW, THEREFORE, it is agreed:

1.    Amendments.
AMERICAS 132933669

(a)    The Series 2022-1 Supplement is hereby amended by deleting the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and adding the inserted text (indicated in the same manner as the following example: inserted text) as set forth on the pages of the Series 2022-1 Supplement attached as Exhibit A hereto.
(b)    The Exhibits to the Series 2022-1 Supplement are hereby amended to (i) replace Exhibits D-1, D-2 and D-3, each as set forth in Exhibit B hereto, and (ii) remove Exhibits S-1 and S-2, in each case, without modifying the existing Exhibits.
2.    Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2022-1 Agent) hereby authorize and direct the Trustee and Series 2022-1 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

3.    This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2022-1 Supplement.

4.    This Amendment shall become effective on the date hereof upon satisfaction of the Rating Agency Consent Condition. From and after the date hereof, all references to the Series 2022-1 Supplement shall be deemed to be references to the Series 2022-1 Supplement as amended hereby.

5.    This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

6.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

2
AMERICAS 132933669

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: President and Treasurer
AMERICAS 132933669
AESOP 2022-1 Class D Notes - First Amendment to Series 2022-1
Supplement (Cover Amendment)

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2022-1 Agent

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President
AMERICAS 132933669
AESOP 2022-1 Class D Notes - First Amendment to Series 2022-1
Supplement (Cover Amendment)

AGREED, ACKNOWLEDGED AND CONSENTED:

AVIS BUDGET CAR RENTAL, LLC,
as the Sole Class D Noteholder

By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 132933669
AESOP 2022-1 Class D Notes - First Amendment to Series 2022-1
Supplement (Cover Amendment)

Exhibit A

Amendments to Series 2022-1 Supplement

AMERICAS 132933669

~~EXECUTION VERSION~~Conformed through
First Amendment, dated March 25, 2026

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,
as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Series 2022-1 Agent

__________________

SERIES 2022-1 SUPPLEMENT
dated as of

April 14, 2022

to

SECOND AMENDED AND RESTATED BASE INDENTURE
dated as of June 3, 2004

____________________

Series 2022-1 3.83% Rental Car Asset Backed Notes, Class A
Series 2022-1 4.30% Rental Car Asset Backed Notes, Class B
Series 2022-1 4.84% Rental Car Asset Backed Notes, Class C
Series 2022-1 ~~6.79~~6.36% Rental Car Asset Backed Notes, Class D
Series 2022-1 7.767% Rental Car Asset Backed Notes, Class R

AMERICAS 112057759

SERIES 2022-1 SUPPLEMENT, dated as of April 14, 2022 (this “Supplement”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly known as The Bank of New York), a limited purpose national banking association with trust powers, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(formerly known as The Bank of New York), as agent (in such capacity, the “Series 2022-1 Agent”) for the benefit of the Series 2022-1 Noteholders, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).
PRELIMINARY STATEMENT
WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that ABRCF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement, and such Series of Notes shall be designated generally as the “Series 2022-1 Rental Car Asset Backed Notes”. The Series 2022-1 Notes shall be issued in up to six Classes, the first of which shall be known as the “Class A Notes”, the second of which shall be known as the “Class B Notes”, the third of which shall be known as the “Class C Notes”, the fourth of which shall be known as the “Class D Notes”, the fifth of which shall be known as the “Class R Notes” and the sixth of which, if issued, shall be known as the “Class E Notes”.
On the Series 2022-1 Closing Date, ABRCF shall issue (i) one tranche of Class A Notes, which shall be designated as the “Series 2022-1 3.83% Rental Car Asset Backed Notes, Class A”, (ii) one tranche of Class B Notes, which shall be designated as the “Series 2022-1 4.30% Rental Car Asset Backed Notes, Class B”, (iii) one tranche of Class C Notes, which shall be designated as the “Series 2022-1 4.84% Rental Car Asset Backed Notes, Class C”, (iv) one tranche of Class D Notes, which shall be designated the “Series 2022-1 ~~6.79~~6.36% Rental Car Asset Backed Notes, Class D” and (v) one tranche of Class R Notes, which shall be designated the “Series 2022-1 7.767% Rental Car Asset Backed Notes, Class R”.
Subsequent to the Series 2022-1 Closing Date, ABRCF may on any date during the Series 2022-1 Revolving Period offer and sell additional Series 2022-1 Notes subject to the conditions set forth in Section 5.15. Such additional Series 2022-1 Notes, if issued, shall be designated as the “Series 2022-1 Rental Car Asset Backed Notes, Class E” and shall be referred to herein as the “Class E Notes”.

~~AMERICAS 112057759~~	~~1~~

substantially in the form of Exhibit C-1, Exhibit C-2 or Exhibit C-3. Definitive Class C Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.
“Class C Note Rate” means 4.84% per annum.
“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.
“Class C Shortfall” has the meaning set forth in Section 2.3(g)(iii).
“Class D Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Series 2022-1 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class D Noteholders pursuant to Section 2.5(e)(iv) for the previous Related Month was less than the Class D Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Series 2022-1 Controlled Amortization Period, the Class D Carryover Controlled Amortization Amount shall be zero.
“Class D Controlled Amortization Amount” means, with respect to any Related Month during the Series 2022-1 Controlled Amortization Period, $15,000,000.
“Class D Controlled Distribution Amount” means, with respect to any Related Month during the Series 2022-1 Controlled Amortization Period, an amount equal to the sum of the Class D Controlled Amortization Amount and any Class D Carryover Controlled Amortization Amount for such Related Month.
“Class D Initial Invested Amount” means the aggregate initial principal amount of the Class D Notes, which is $90,000,000.
“Class D Invested Amount” means, when used with respect to any date, an amount equal to (a) the Class D Initial Invested Amount minus (b) the amount of principal payments made to Class D Noteholders on or prior to such date.
“Class D Monthly Interest” means, (A) for so long as ABRCF owns 100% of the Class D Notes, $0 and (B) if ABRCF owns less than 100% of the Class D Notes, with respect to (i) the initial Series 2022-1 Interest Period, an amount equal to $611,100 and (ii) any other Series 2022-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Class D Note Rate and (B) the Class D Invested Amount on the first day of such Series 2022-1 Interest Period, after giving effect to any principal payments made on such date.
“Class D Note” means any one of the Series 2022-1 ~~6.79~~6.36% Rental Car Asset Backed Notes, Class D, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D-1, Exhibit D-2 or Exhibit D-3. Definitive Class D Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

~~AMERICAS 112057759~~	~~6~~

“Class D Note Rate” means ~~6.79~~6.36% per annum.
“Class D Noteholder” means the Person in whose name a Class D Note is registered in the Note Register.
“Class D Shortfall” has the meaning set forth in Section 2.3(g)(iv).
“Class E Noteholder” means the Person in whose name a Class E Note is registered in the Note Register.
“Class E Notes” has the meaning set forth in the preamble.
“Class R Controlled Amortization Amount” means, (i) with respect to any Related Month during the Series 2022-1 Controlled Amortization Period other than the Related Month immediately preceding the Series 2022-1 Expected Final Distribution Date, $0 and (ii) with respect to the Related Month immediately preceding the Series 2022-1 Expected Final Distribution Date, the sum of (x) $41,250,000 and (y) the aggregate principal amount of any Additional Class R Notes.
“Class R Initial Invested Amount” means the aggregate initial principal amount of the Class R Notes, which is $41,250,000.
“Class R Invested Amount” means, when used with respect to any date, an amount equal to (a) the Class R Initial Invested Amount plus (b) the aggregate principal amount of any Additional Class R Notes issued on or prior to such date minus (b) the amount of principal payments made to Class R Noteholders on or prior to such date.
“Class R Monthly Interest” means, with respect to (i) the initial Series 2022-1 Interest Period, an amount equal to $320,388.75 and (ii) any other Series 2022-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Class R Note Rate and (B) the Class R Invested Amount on the first day of such Series 2022-1 Interest Period, after giving effect to any principal payments made on such date.
“Class R Note” means any one of the Series 2022-1 7.767% Rental Car Asset Backed Notes, Class R, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit E-1, Exhibit E-2 or Exhibit E-3. Definitive Class R Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.
“Class R Note Rate” means 7.767% per annum
“Class R Noteholder” means the Person in whose name a Class R Note is registered in the Note Register.
“Class R Shortfall” has the meaning set forth in Section 2.3(g)(v).
“Clean-up Repurchase” means any optional repurchase pursuant to Section 5.1(a).

~~AMERICAS 112057759~~	~~7~~

Exhibit K	Form of Amendment to the AESOP I Operating Lease
Exhibit L	Form of Amendment to the Finance Lease
Exhibit M	Form of Amendment to the AESOP I Operating Lease Loan Agreement
Exhibit N	Form of Amendment to the AESOP I Finance Lease Loan Agreement
Exhibit O	Form of Amendment to the AESOP II Operating Lease
Exhibit P	Form of Amendment to Master Exchange Agreement
Exhibit Q	Form of Amendment to the Escrow Agreement
Exhibit R	Form of Amendment to Administration Agreement
~~Exhibit S-1~~	~~Form of Transfer Certificate for Class D Notes (Transferee)~~
~~Exhibit S-2~~	~~Form of Transfer Certificate for Class D Notes (Transferor)~~
Section 5.4. Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.
Section 5.5. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
Section 5.6. Governing Law. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.
Section 5.7. Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement or any other Related Document, such requirement shall be satisfied if such amendment or modification is consented to by the Requisite Series 2022-1 Noteholders; provided, further, that, (A) so long as (i) no Amortization Event has occurred and is continuing and (ii) the Rating Agency Consent Condition is met with respect to the outstanding Series 2022-1 Notes, ABRCF shall be able to either (x) increase any of the Series 2022-1 Maximum Amounts (other than the Series 2022-1 Maximum Non-Program Vehicle Amount or the Series 2022-1 Maximum Non-Perfected Vehicle Amount) by an amount not to exceed 10% (or, in the case of the Series 2022-1 Maximum Tesla Amount, an amount not to exceed 15%) of the aggregate Net Book Value of all Vehicles leased under the Leases or (y) include a new Series 2022-1 Maximum Amount and related amendments for any Manufacturer that becomes an Eligible Non-Program Manufacturer or Eligible Program Manufacturer after the Series 2022-1 Closing Date, in each case, at any time without the consent of the Series 2022-1 Noteholders, (B) ABRCF shall be able to modify or amend any Series 2022-1 Maximum Amount at any time with the consent of a Requisite Series

~~AMERICAS 112057759~~	~~59~~

given to the Class A Notes, the Class B Notes or the Class C Notes by Fitch within such ten (10) calendar day (or lesser) period.
~~(c) The transfer by a transferor (a “Transferor”) holding a beneficial interest in a Global Class D Note to a subsequent transferee (a “Transferee”) who wishes to take delivery thereof in the form of a beneficial interest in such Global Class D Note will be made upon receipt by the Trustee, at the office of the Trustee, of (x) a transfer certificate from the Transferee substantially in the form of Exhibit S-1 (unless the Transferee is ABRCF in its capacity as initial Holder of Class D Notes, in which case no such transfer certificate under this clause (x) will be required) and (y) a transfer certificate from the Transferor substantially in the form of Exhibit S-2 (unless the Transferor is transferring 100% of its ownership interests in the Class D Notes to a single beneficial owner, in which case no such transfer certificate under this clause (y) will be required). Delivery of any such certificate to ABRCF shall be required to be delivered to the email address set forth in Exhibits S-1 and S-2.~~

~~AMERICAS 112057759~~	~~67~~

Exhibit B

Exhibits to Series 2022-1 Supplement
AMERICAS 132933669